Exhibit 10.3
LEASE AMENDMENT
THIS LEASE AMENDMENT (this “Lease Amendment”) is made as of February 1st, 2011 and amends the LEASE dated November 1st, 2005 by and between Genesis Partners, LLC of Bozeman, Montana, herein referred to as “Landlord”, and Right Now Technologies, Inc., a Montana corporation, of Bozeman, Montana, hereinafter referred to as “Tenant”. Except as modified in this Lease Amendment, the terms of the Lease shall remain unchanged.
WHITNESSETH:
1.	Section 2 Terms of Lease. The last sentence of this clause is hereby deleted and replaced with: “Notwithstanding the foregoing, Tenant may terminate this Lease after 102 months by providing Landlord with at least twenty-four (24) months prior written notice of termination.”
IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date and year first written above.
GENESIS PARTNERS, LLC — Landlord

By:

	/s/ Steve Daines	Feb 4, 2011

	Steve Daines, member — Landlord	date

	/s/ Clair Daines	Feb 4, 2011

	Clair Daines, member — Landlord	date

	/s/ Greg Gianforte	Feb 5, 2011

	Greg Gianforte, member — Landlord	date

Right Now Technologies, Inc. — Tenant

By	/s/ Jeff Davison	Feb 7, 2011

	Jeff Davison Chief Financial Officer	date